FIRST AMENDMENT TO
            WESTWINDS THIRD AMENDED AND RESTATED
                  TITLE CLEARING AGREEMENT
                          (LAWYERS)

     This Amendment is made as of September 28, 1993, by and among Fairfield Communities, Inc., a Delaware corporation (referred to herein as "FCI"), Fairfield Myrtle Beach, Inc., a South Carolina corporation (referred to herein as "FMB"), Fairfield Acceptance Corporation, a Delaware corporation and wholly-owned subsidiary of FCI (referred to herein as "FAC"), Lawyers Title Insurance Corporation, a Virginia corporation (referred to herein as "Nominee"), The First National Bank of Boston, Boston, Massachusetts, in an individual capacity and not as trustee (collectively referred to herein together with all past, present and future participants as "Bank of Boston"), as lender to Fairfield pursuant to the FCI Boston Loan Agreement, The First National Bank of Boston, Boston, Massachusetts, as agent for a group of lenders to FAC pursuant to the FAC Boston Loan Agreement and not as trustee (referred to herein as "Agent Bank"), and First Commercial Trust Company, N.A., Little Rock, Arkansas, as trustee under the 1993-A Pledge Agreement hereinafter defined (referred to herein as the "1993-A Trustee"). This Amendment amends that certain Westwinds Third Amended and Restated Title Clearing Agreement dated as of November 15, 1992 (the "Agreement"). Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed in the Agreement.

                    W I T N E S S E T H:

     WHEREAS, pursuant to Section 15(b) of the Agreement, FCI, FMB, FAC, Nominee, Bank of Boston and Agent Bank can amend the Agreement to identify and segregate a separate pool of Sales Contracts and the Intervals relating thereto, which are to be sold or pledged pursuant to a pooling, sale or pledge agreement; and

     WHEREAS, FAC has sold certain Sales Contracts to Fairfield Funding Corporation, a Delaware corporation, which Sales Contracts have in turn been pledged by Fairfield Funding Corporation to First Commercial Trust Company, N.A., as trustee (referred to herein as the "1993-A Trustee"), pursuant to a Pledge and Servicing Agreement dated as of September 28, 1993 (the "1993-A Pledge Agreement"), relating to the issuance by Fairfield Funding Corporation of certain Interval Ownership and Lot Contract Pay-Through Notes, Series 1993-A, and the parties hereto wish to amend the Agreement to identify and segregate those Sales Contracts and the Lots and Intervals related thereto;





         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

     1. Section 1 of the Agreement is hereby amended by adding thereto the following definitions (and by striking any definitions which are supplanted by the definitions set forth below):

     Bank means, as appropriate,  The First National Bank of
     ----
Boston, as lender pursuant to the FCI Boston Loan Agreement, the Agent Bank, as lender pursuant to the FAC Boston Loan
Agreement, the 1992 purchaser or the 1993-A Trustee.

     FAC   means,   as  appropriate,   Fairfield  Acceptance
     ---
Corporation, individually or in its capacity as servicer under the 1993-A Pledge Agreement.

     Loan  Agreement means,  as  appropriate,  (i)  the  FCI
     ---------------
Boston Loan  Agreement, (ii) the FAC  Boston Loan Agreement,
(iii) the 1992 Sale Agreement or (iv) the 1993-A Pledge Agreement. The use of the defined term "Loan Agreement" herein to identify one of the various pooling agreements is for convenience only and shall not be construed to characterize the sale of the related Intervals and Sales Contracts as loan transactions.

     1993-A Pledge  Agreement means that certain  Pledge and
     ------------------------
Servicing Agreement dated as of September 28, 1993, by and among FAC, as Servicer, Fairfield Funding Corporation, as Issuer, the 1993-A Trustee, as Trustee, and First Commercial Mortgage Company, as Standby Servicer, relating to the
issuance  by  Fairfield   Funding  Corporation  of   certain
Interval  Ownership  and  Lot  Contract  Pay-Through  Notes,
Series 1993-A.

     1993-A Trust Intervals means those Intervals which give
     ----------------------
rise to certain Sales Contracts pledged, assigned and transferred to the 1993-A Trustee pursuant to the 1993-A Pledge Agreement. The 1993-A Trust Intervals are described on Schedule D attached to this Agreement and made a part hereof, as amended from time to time.

     1993-A  Trustee means  First Commercial  Trust Company,
     ---------------
N.A.,  Little Rock,  Arkansas, as  trustee under  the 1993-A
Pledge Agreement.

     2. Section 3(a) of the Agreement is hereby amended to read as follows:

     "(a) Nominee acknowledges that notwithstanding the fact that it will be the record owner of the fee simple title to the Properties, its ownership is subject in all respects to the provisions of this Agreement, those Mortgages identified on Schedule B, and the terms and conditions of the Loan Agreements; and that Nominee holds fee simple title to the Properties for the benefit of the parties hereto and shall have no equitable rights in the Properties nor any right to the income or profits to be derived therefrom."

     3. Section 4 of the Agreement is hereby amended by adding the following paragraph thereto:

     "(e) Fairfield Funding Corporation has provided Nominee with a copy of an assignment transferring all beneficial interest in the 1993-A Trust Intervals previously held by FAC (and the related Sales Contracts) to the 1993-A Trustee. FAC, as servicer under the 1993-A Pledge Agreement, or the 1993-A Trustee shall provide Nominee with copies of any future assignments of beneficial interest in the 1993-A Trust Intervals, which assignments shall be in the form of a certificate and shall identify the 1993-A Trust Intervals and related Sales Contracts assigned thereby. Any assignment submitted to Nominee by FAC shall be accompanied by an approval, in writing, of the 1993-A Trustee. Nominee shall be entitled to rely upon such certificates in determining beneficial ownership of the 1993-A Trust Intervals."

     4. The first two paragraphs of Section 12 of the Agreement are hereby amended to read as follows:

     "12.  Default Under  Loan Agreements.  In the  event of
           ------------------------------
default of Fairfield or FAC under any of the Loan Agreements, the related Bank shall notify the Nominee in writing of such event at such time as notice of such default is given to FCI or FAC, as the case may be, which writing shall identify those Properties giving rise to Sales Contracts relating to the defaulted Loan Agreement and may further instruct Nominee that with respect to those Properties that Nominee shall act only upon the written instructions of the related Bank whereupon Nominee shall only take action with respect to the related Properties identified in the notice, notwithstanding instructions of FCI or FAC to the contrary, as directed by the related Bank.

     The receipt of any notice of default shall relate only to the specific Loan Agreement, and as to all other Loan Agreements, Nominee shall continue to act upon the written request of Fairfield, FAC, Bank of Boston, Agent Bank, the 1992 Purchaser or the 1993-A Trustee, as the case may be, as to the Properties relating thereto."

     5. Section 13 of the Agreement is hereby amended by adding the following paragraph thereto:

     "Notwithstanding anything herein to the contrary and specifically notwithstanding the provisions of Section 3(a) hereof, the interest in the Properties related to the 1993-A Trust Intervals granted to the 1993-A Trustee by this Agreement and the 1993-A Pledge Agreement are hereby deemed superior and senior to any and all interests granted pursuant to the Mortgages listed in Schedule B hereto. The parties hereto acknowledge that Nominee holds title to the 1993-A Trust Intervals for the benefit of the purchasers of the 1993-A Trust Intervals and the 1993-A Trustee, subject only to the terms and conditions of the related Sales Contracts and the 1993-A Pledge Agreement, respectively."


     4. Section 15(b) of the Agreement is hereby amended to read as follows:

     "(b) This Agreement may also be amended for the purpose of identifying and segregating a separate pool of Sales Contracts and the Intervals relating thereto, which are to be sold or pledged pursuant to a pooling, sale or pledge agreement, by an instrument in writing signed by FCI, FMB, FAC, Nominee and The First National Bank of Boston, both individually and as Agent Bank. Any amendment undertaken pursuant to this paragraph 15(b) shall not relate to Intervals listed on Schedule C or D attached hereto, nor shall it in any way impair or amend the rights of the 1992 Purchaser or the 1993-A Trustee under this Agreement. An executed copy of any Amendment undertaken pursuant to this paragraph 15(b) shall be provided to all parties to this Agreement."

     5. Section 16 of the Agreement is hereby amended by adding the following addresses thereto:

            First Commercial Trust Company, N.A.
            -----------------------------------
Holly McGaughy                      Counsel:
First Commercial Trust Company,     Heartsill Ragon, III
     National Association           Gill, Fleming & Elrod
First Comm. Building, 7th Fl.       425 W. Capitol Avenue
Little Rock, Arkansas 72201         Little   Rock,  Arkansas 72201
(501) 371-6702                      (501) 376-3800
Telecopy:  (501) 371-6610           Telecopy:    (501)  372-
3359


     6. The Agreement is hereby amended to add as Schedule D thereto those Sales Contracts described on Exhibit A to this Amendment.

     7. All provisions of the Agreement remain in full force and effect.

     8. An executed copy of this Amendment shall be provided to all parties to the Agreement.

     9. This Amendment shall be construed in accordance with and governed by the laws of the State of Arkansas. In the event that any clause or provision of this Amendment is declared to be invalid, the invalidity of any such clause or provision shall not affect the remaining clauses and provisions of this Amendment which shall remain in full force and effect.

     9. This Amendment may be executed in one or more counterparts, all of which shall constitute one and the same instrument.

         DATED as of the date first above written.

                              FAIRFIELD COMMUNITIES, INC.


/s/Kim Thompson               By:/s/ Robert W. Howeth
-------------------------        -------------------------------
Witness                       Title: Senior Vice President
                                    ----------------------------

                              FAIRFIELD MYRTLE BEACH, INC.


/s/Kim Thompson               By:/s/ Robert W. Howeth
------------------------         -------------------------------
Witness                       Title: Vice President
                                    ----------------------------

                              FAIRFIELD ACCEPTANCE CORPORATION


/s/Kim Thompson               By:/s/Robert W. Howeth
-------------------------        --------------------------------
Witness                       Title: President
                                    -----------------------------

                              LAWYERS TITLE INSURANCE CORPORATION


                              By:/s/ Michael E. Hastings
-------------------------        -------------------------------
Witness                       Title:National Division Manager
                                    ----------------------------

                              THE  FIRST NATIONAL BANK OF BOSTON

                              By:/s/ Robert I. Allen
-------------------------        -------------------------------
Witness                       Title: Vice President
                                    ----------------------------

                              THE  FIRST  NATIONAL  BANK  OF BOSTON,
                              as  agent  for a  group of lenders


                              By:/s/ Robert I. Allen
------------------------         ------------------------------
Witness                       Title: Vice President
                                    ---------------------------


                              FIRST COMMERCIAL TRUST COMPANY, N.A.,
                              AS 1993-A TRUSTEE


/s/Debbie DeHau               By:/s/Bonnie McKenzie
------------------------         -----------------------------
Witness                       Title: Trust Operations Manager
                                    --------------------------



                         EXHIBIT A


                         SCHEDULE D
                         ----------

                   1993-A TRUST INTERVALS

                    [Information Omitted]